                                  EXHIBIT 10.3

                     WEB SITE DEVELOPMENT AGREEMENT FOR THE
                        CREATION OF TWO NEW WEB SITES FOR
                                RXALTERNATIVE.COM
                             DATED OCTOBER 25, 1999









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


                         WEB SITE DEVELOPMENT AGREEMENT

                      FOR THE CREATION OF TWO NEW WEB SITES

                              FOR RXALTERNATIVE.COM


         This Web Site Development Agreement (this "Agreement") is made this 25th day of October, 1999, (the "Effective Date) by and between iNetVisionz.com, Inc. (the "Developer" ) and RxAlternative.com, Inc. (the "Customer").


                              A G R E E M E N T:

         1. SERVICES TO BE RENDERED. The Developer will perform web development work for the Customer as more particularly described in Exhibit A, which is attached hereto and incorporated into this Agreement. All services provided by the Developer to the Customer are defined as the "Services," any and all resulting work product is the "Product," and any task discretely listed on Exhibit A, attached hereto, is the "Task") If Exhibit A lists an estimated date or time for completion ("Estimated Completion Date") for any Task, the Developer shall use best efforts to complete the Task by such Estimated Completion Date. However, the Developer cannot guarantee that any Task will be complete on the Estimated Completion Date. If Exhibit A does not list any Estimated Completion Date for any Task, the Developer will use best efforts to complete such Task within a reasonable period of time.

         2. PAYMENT OF FEES. In consideration of the Services, the Customer shall pay Developer, the fees (the "Fees") more particularly described in Exhibit B, which is attached hereto and incorporated into this Agreement.

         3.       INDEMNIFICATION.

                  (a) INDEMNIFICATION BY CUSTOMER. The Customer agrees to indemnify, defend and hold the Developer, it's owners and its agents, officers, directors, lawyers, accountants, and employees, harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to reasonable attorneys' fees and the costs of any legal action arising from Customer's web site(s) or Customer's use of the Services. Such indemnification shall include, but not be limited to, claims for libel, slander, infringement of copyright, theft of misappropriation of intellectual property, or unauthorized use of any trademark, trade name, or service mark.

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

                  (b) INDEMNIFICATION BY DEVELOPER. Except as otherwise herein provided, the Developer agrees to indemnify, defend and hold the Customer and its agents, officers, directors, lawyers, and accountants harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to, reasonable attorneys' fees and costs of any legal action (but excluding consequential damages) arising from the Developer's gross negligence in the course of providing the Services under this agreement. In no event will the Developer be liable for lost or damaged data, loss of business, or anticipatory profits, or any other consequential or incidental damages resulting from the use or operation of the Services or the maintenance thereof.

         4. LIMITATION OF DAMAGES. The Developer will endeavor to provide high quality Services and a high quality Product. However, the Developer is not, and will not be responsible for any consequential or incidental damages resulting from any malfunctioning of Customer's web site resulting form Developer's Services, including, but not limited to, any interruptions of service, or data loss (including lost transactions), unless such damages arose from Developer's gross negligence. In an event involving gross negligence on the part of the Developer, the liability shall be limited to the sum of three thousand dollars ($3,000.00) per day. Although the Developer will endeavor to safeguard any data provided by the Customer, the Customer agrees that it is responsible for safeguarding its data, including maintaining backup data sets.

         5.       TERMINATION OF AGREEMENT.

                  (a) MATERIAL BREACH. If either party is in material breach this Agreement, the non-breaching party may serve the breaching party with a written notice specifying the material breach and requesting the breaching party to cure it. If the breaching party fails to cure the material breach within ten
(10) days after its receipt of the notice, the non-breaching party may terminate this Agreement by sending a written notice of termination to the breaching party. The termination of this Agreement shall take effect immediately on the receipt of such notice of termination by the breaching party.

                  (b) TERMINATION ABSENT A BREACH. Neither party shall have the ability to unilaterally terminate the Agreement, except as specifically permitted by provisions of this Agreement. A party specifically granted the ability to terminate this Agreement for any reason not covered by subsection (a) of this Paragraph , may exercise this right by sending the other party a written notice stating that it is terminating the Agreement and citing the specific paragraph and subparagraph providing the party with the ability to terminate the Agreement. The termination of this agreement shall take effect thirty (30) days following the other party's receipt of this notice. This sub-paragraph shall not apply to any termination arising from a material breach.

                  (c) EFFECT OF TERMINATION. On any termination of this Agreement, the Developer may immediately cease providing Services to the Customer, and neither party shall have any further obligation to the other under the Agreement, provided that neither party shall be relieved from any obligations or liabilities arising under the Agreement prior to its termination. If the Developer has not provided substantially all of the Services listed in Exhibit A prior to the termination of this Agreement, the Developer shall be entitled to retain not less than the number

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

of Shares (as defined in Exhibit B) necessary to compensate the Developer at the rate one hundred twenty-five dollars ($125.) per man hour for the Services actually rendered, based on a price of one dollar and twenty-five cents ($1.25) per Share, which the parties agree is the fair market value of the Customer's common stock on the date this Agreement is signed.

         6. WARRANTIES; LIMITATIONS ON LIABILITY. THE DEVELOPER MAKES NO WARRANTY, REPRESENTATION, OR PROMISE NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN THE SERVICES ARE PROVIDED "AS IS." THE DEVELOPER DISCLAIMS AND EXCLUDES ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE. THE DEVELOPER DOES NOT WARRANT THAT THE SERVICES OR RELATED MATERIALS WILL SATISFY CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES AND RELATED SERVICES WILL BE WITHOUT DEFECT OR ERROR.

         7. ENTIRE AGREEMENT. This Agreement supersedes all previous agreements between the parties, contains the entire understanding between the parties, and may not be changed, except in writing, duly executed by each of the parties.

         8. INDEPENDENT CONTRACTOR. The Developer is an independent contractor relative to the Customer and nothing contained herein shall be deemed to create a partnership or agency relationship.

         9. ASSIGNMENT. This agreement may not be assigned without the express written consent of the non-assigning party.

         10. NOTICES. All notices required by this Agreement shall be in writing and sent by Facsimile, Electronic Mail, Federal Express, or U.S. Mail, Return Receipt Requested as provided below. Such notice shall be sufficient for the purposes of this Agreement only if sent to the party's "Address for Service" as listed below. Such Address for Service may be changed by any party by serving notice (in compliance with the paragraph) on the other party. No notice sent by facsimile shall be sufficient without a confirmation receipt. No notice sent by electronic mail shall be sufficient unless sent to an address included in the recipient's Address for Service and acknowledged by a human-generated response.

Developer's Address for Service:

         Address:          Attn:  Meenaz Hudani
                           19951 Mariner Ave., Suite 100
                           Torrance, CA 90503

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

         Fax:              (310) 370-2205
         E-mail:  hudanim@inetversity.com

Customer's Address for Service:

         Address:          Attn: David Lafaille
                           864 S. Robertson Blvd., Suite 211
                           Los Angeles, California 90035

         Fax:              (310) 854-9092
         E-mail:  cper@rxalternatives.com


         11. DISPUTE RESOLUTION. If a dispute or claim shall arise with respect to any of the terms or provisions of this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association to an arbitrator in good standing with the American Arbitration Association within fifteen (15) days after such notice is given. Any such arbitrator so selected is to be mutually acceptable to both parties. If both parties are unable to agree upon a single arbitrator, each party shall appoint one (1) arbitrator. If either party does not appoint an arbitrator within five (5) days after the other party has given notice of the name of its arbitrator, the single arbitrator appointed by the party giving notice shall be the sole arbitrator and such arbitrator's decision shall be binding upon both parties. If two (2) arbitrators are appointed, these two (2) arbitrators shall appoint a third arbitrator who shall proceed to resolve the question. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. Judgment may be entered on such written decision by the single arbitrator in any court having jurisdiction and the parties consent to the jurisdiction of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

         12. ATTORNEYS' FEES. In the event of any legal, equitable or administrative action or proceeding brought by any party against another party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees of its attorneys and any costs incurred in such action or proceeding including costs of appeal, if any, in such amount that the court or administrative body having jurisdiction over such action may award.

         13. GOVERNING LAW. This Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of California in the United States of America without giving effect to any conflict of laws principles. The parties hereby consent to the personal jurisdiction of the courts of the County of Orange, California, and waive any rights to change venue.
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

         14. CURRENCY DENOMINATIONS. All currency denominations are in United States dollars.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

The Developer

INETVISIONZ.COM, INC.

By: /s/ N. KHAN
    ------------------------------------
Its: CEO/PRESIDENT
     -----------------------------------


The Customer

RxAlternative.com, Inc.

By: /s/ DAVID LAFAILLE
    ------------------------------------
         David Lafaille
         President/CEO

                                    EXHIBIT A

                                    SERVICES


         The Developer will create a new web site to replace the Customer's existing web site at http://www.rxalternative.com (the "RxAlternative Site") and a new web site to be hosted as http://www.internatural.com. (the "InterNatural Site"). (These sites are also referred to as the "Web Sites")

A. The Developer shall construct the RxAlternativeWeb Sites in three phases as follows:

         Phase I.  Inception Phase.

         In Phase I, the Developer will work with the Customer to analyze the Customer's requirements for the Web Site. Based on the Customer's requirements, the Developer will determine what data will need to be gathered and what processes will be needed for the Web Site. After performing data modeling and analysis, the Developer will design any needed databases for the Web Site. The Developer will work with the Customer to develop a "Demo" site, displaying the "look and feel" of the Web Site.

         Phase II.  Development Phase.

         In Phase II, the Developer will construct the Web Site, coding the HTML, developing graphics, and installing the following services: (a) a shopping cart, (b) a search engine, (c) a client survey, (d) a discussion board, (e) e-mail automation (enabling the Web Site to automatically send out email notifications to users), (g) registration and member validation processes, (h) an automatic payment solution, and (i) Virtual MD (a database configured to function as an online medical advisor to users).

         Phase III. Testing and Hosting

         In Phase III, the Developer will perform (a) Alpha testing, (b) Beta testing, and (c) Site Testing.

B. The Developer shall construct the InterNatural Site, coding the HTML, developing graphics, and installing the following services: (a) a shopping cart,
(b) a search engine, (c) registration and member validation processes, and (d) an automatic payment solution.

        LIST OF iNetVisionz.com REQUIREMENTS FROM RXALTERNATIVE     Page 1 of 8
                               EXHIBIT A


   NO     REQUIREMENTS                                                                    DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
   I      DATABASE

   1      Product                                    Containing detailed product data, department (See page 11)
   2      News                                       Containing news data
   3      Articles Library                           Containing articles data
   4      Encyclopedia                               Containing related library of definitions, symptoms, etc.
   5      Books                                      Containing books database related to Rx Products
   6      Referral                                   Containing Data of Doctors
   7      Artificial Intelligence                    Containing Question and Answer + keywords that point to certain product +
                                                     product to product relationship + other criteria
   8      Survey                                     Survey Contents

   II     BUSINESS PROCESS

   1      Data Flow for Contents                     Flowchart of the contents flow when customers visit the site and go to library of articles, news, encyclopedia and books.

   2      Data Flow for Shopping Cart                Flowchart of the product navigation, purchase, and other processes, when customers visit the site and purchase the product

   3      Data Flow for Search Engine                Flowchart of the product, news, articles, books, other subjects, when customers visit the site

   4      Data Flow for Virtual Doctor               Flowchart of the virtual doctor using questions/special keywords/
                                                     product to product relationships/etc

   5      Data Flow for Email Account                Flowchart of the email account assignments

   6      Data Flow for Discussion Board             Flowchart of discussion board for customers (general topics)

   7      Data Flow for 'AskDoctor'                  Flowchart of discussion board for customers to discuss their problem doctors/specialists

   8      Data Flow for Help Desk                    Flowchart of help desk that contains FAQ, explanation to certain words, etc

   9      Data Flow for Chat Room                    Flowchart of real time discussion between doctors, consumers, customer support, etc.

   10     Data Flow for Site Map                     Flowchart of site map

  III     SITE LAYOUT & GRAPHICS

          LOGO
                                                     New logo based on Site Layout (for presentation)
          COLOR SCHEME
                                                     Color Scheme based on Site Layout (for presentation)
          SITE FUNCTIONALITIES
                                                     Functionality of the site for ex: product, library, etc.
          LAYOUT
                                                     The basic layout of the site (with top frame, left and right frame, and bottom frame and the contents in the center)
          GRAPHICS
                                                     Graphic animation for logo, virtual doctor, and other still pictures for buttons


                                   EXHIBIT A                        Page 2 of 8
                        PRODUCT DATABASE SPECIFICATION
    RxAlternative is expected to provide a product database based on the specifications provided below.


----------------------------------------------------------------------------------------------------------
TABLE NAME                       FIELDS NAME                                          NOTE
----------------------------------------------------------------------------------------------------------
CATEGORY              category_id                         ID of Product Category
                      cat_title                           Category Title
                      cat_description                     Category Description
----------------------------------------------------------------------------------------------------------

SUBCATEGORY           subcategory_id                      ID of Product Sub-Category
                      subcat_title                        Sub-Category Title
                      subcat_description                  Sub-Category Description
----------------------------------------------------------------------------------------------------------

VENDOR                vendor_id                           ID of Vendor
                      vendor_title                        Vendor Title
                      vendor_description                  Vendor Description
----------------------------------------------------------------------------------------------------------

PRODUCT               product_id                          ID of product (to uniquely identify the product)
                      product_title                       Title of product (formally)
                      product_shortdesc                   Product Short Description
                      product_longdesc                    Product Long Description
                      price                               Retail Price
                      dsicount_price                      Discount Price (if any)
                      smallimage                          Small image the product (put file name)
                      largeimage                          Large image the product (put file name)
                      quantity                            The total number of products in the inventory
                      availability                        The availability of product, ex: 'usually 24 hours,'
                                                          usually 2-3 days,' etc.)
                      type                                Type of the product:  BOOK, VIDEO, AUDIO, MEDICINE, other
                                                          category?)
                      subcategory_id                      Sub-Category ID based on SUBCATEGORY Table)

                      keywords                            All important words associated to the product that could
                                                          speed up and focus the search.
----------------------------------------------------------------------------------------------------------

AUDIO                 product_id                          ID of product (to uniquely identify the product)
                      time_length                         length in minutes of the audio
                      performer                           performer's name
                      format                              Cassette or CD
----------------------------------------------------------------------------------------------------------

VIDEO                 product_id                          ID of product (to uniquely identify the product)
                      time_length                         length in minutes of the audio
                      performer                           performer's name
                      format                              DVD/VHS/other?
----------------------------------------------------------------------------------------------------------

BOOK                  product_id                          ID of product (to uniquely identify the product)
                      author_fname                        First Name of Author
                      author_lname                        Last Name of Author
                      publisher                           Publisher Name
                      ISBN                                ISBN (Number to uniquely identify the book)
                      edition                             The Edition (1st, 2nd, etc)
                      pub_date                            Book Publishing Date
                      format                              Format of book whether:  hardcopy, softcopy, large size, etc.
----------------------------------------------------------------------------------------------------------

MEDICINE              product_id                          ID of product (to uniquely identify the product)
                      sale_unit                           See 'Sale Unit' in the Book (internatural.com)
                      case_lot                            See 'Case Lot' in the Book (internatural.com)
                      ingredients                         Ingredients of each product
                      product_interactions                interaction between one product to other products
                      product symptoms                    relationship between products and symptoms
----------------------------------------------------------------------------------------------------------

                                                     EXHIBIT A
                                             PRODUCT DATABASE DIAGRAM

  B category_id                         B  product_id                                                   B  product_id
    cat_title                              minute_length                                                   sale_unit
    cat_description                        peformer                                                        case_lot
                                           format                                                          ingredients
                                                                                                           product_interaction
                                                                                                           product_symptoms

                                                                         B  product_id
                                                                            product_title
  B category_id                         B  subcategory_id                   product_shortdesc
  B subcategory_id                         product_longdesc
  B vendor_id                              subcat_description               price
                                                                            discount_price
                                                                            smallimage
                                                                            largeimage
                                                                            quantity
                                        B  product_id                       availability
                                           author_lname                     category
                                           author_fname                     subcategory_id              B  product_id
                                           publisher                        keywords                       time_length
  B vendor_id                              sbn                                                             performer
    vendor_title                           edition                                                         format
    vendor_description                     pubdate
                                           format

                                             REQUIRED SOFTWARE AND HARDWARE LIST                                       Page 4 of 8
                                                          EXHIBIT A
---------------------------------------- ------------------------------ ------------------------------------------ ---------------
SOFTWARE                                 PURPOSE                                                                   VENDOR
                                                                        ------------------------------------------ ---------------
                                                                        ALT 1     ALT 2      ALT 3      ALT 4
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
SYSTEM SOFTWARE                                                            X          X          X          X      Microsoft
Windows NT Server 4.0 for the            Operating System
Enterprise
Internet Information Server 4.0          Web Server
Microsoft Back Office Server 4.5
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
DATABASE SOFTWARE
SQL server 7.0 for the Enterprise        Database Server                   X
                                                                                                                   Microsoft
Oracle 8I Enterprise Edition             Database Server
                          2 yrs license  with 500 MHz Processor                                  X                 Oracle
                          4 yrs license  with 500 MHz Processor                       X
                               Lifetime  with 500 MHz Processor
                                                                                                            X
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
WEB APPLICATION SERVER
ColdFusion Application Server            Web Application Server            X          X          X          X      Allaire
4.5 Enterprise Edition
Allaire Spectra 1.0                      Content                           X          X          X          X      Allaire
                                         Management/Personalization
Macromedia Generator 2.0                 Generate/automate Flash content   X          X          X          X      Macromedia
Macromedia Drumbeat 2000 e-commerce      Generate Active Server
Edition                                  Pages                             X          X          X          X      Macromedia
NetObject Fusion Authoring               Content Contributor               X          X          X          X      NetObjects
Server Server
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
HTML/COLDFUSION EDITORS
ColdFusion Studio 4.0                    Create ColdFusion                 X          X          X          X      Allaire
                                         applications
Dreamweaver 3.0                          Create Dynamic HTML content       X          X          X          X      Macromedia

NetObject Fusion 4.0                     Create HTML, ASP, JSP pages       X          X          X          X      NetObjects
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
2D GRAPHIC SOFTWARE
Adobe Photoshop                          Create/Edit 2D graphic            X          X          X          X      Adobe
                                         content
Adobe Illustrator                        Create/Edit 2D Vector             X          X          X          X      Adobe
                                         graphics

Fireworks 3.0                            Optimize graphics for web         X          X          X          X      Macromedia

KPT Vector Effects 1.5                   Creative Plug-in for Adobe        X          X          X          X      Metacreations
                                         Illustrator
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------


---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
3D GRAPHIC SOFTWARE
Metacreation Poser 4.0                   Create 3D human figures           X          X          X          X      Metacreations
Metacreations Bryce 4.0                  Create 3D environments            X          X          X          X      Metacreations
3Dstudio Max Release 3.0                 Create/Edit/Design/Animate        X          X          X          X      Kinetix
                                         3D Graphics
Character Studio Release 2.2             Animate 3D human figures          X          X          X          X      Kinetix

Canoma                                   Convert 2D photos to 3D           X          X          X          X      Metacreations
                                         designs
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
STREAMING MEDIA
Flash 4.0                                create streaming media            X          X          X          X      Macromedia
                                         (vector)
Director 7.0                             create streaming media            X          X          X          X      Macromedia
                                         (raster)
VivoActiveVideoNow 3.0                   create/serve streaming            X                                       VivoSoftware
                                         videos
RealServer Professional                  create/serve streaming                       X          X          X      RealNetworks
                                         videos
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
WEB APPLICATIONS
AbleCommerce Developer 2.9               Shopping Cart                     X          X          X          X      AbleCommerce
Allaire Forums                           Bulletin/Discussion Board         X          X          X          X      Allaire

Ebrain                                   Artificial Intelligence           X          X          X          X      pdv
Chat                                     Chat Room                         X          X          X          X      Chatspace
Survey                                   Online Survey                     X          X          X          X
Global Site Plus Service                 128-bit SSL, $250K                X          X          X          X      Verisign
                                         Netsure, free security and
                                         site performance audits

Automate Payment Services                Online Credit Card                X          X          X          X      Verisign
                                         Authorization
                                         Setup Fee                         X          X          X          X
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
WEB STATISTIC ANALYSIS
WebTrends Enterprise Suite               Traffic Analysis                  X          X          X          X      WebTrends
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------
HARDWARE:  SERVERS
Dual-Processor Pentium III Xeon          Data Server                       X          X          X          X      SAG Electronics
550 MHz
Dual-Processor Pentium III 600           Web Hosting Server                X          X          X          X      SAG Electronics
MHz
---------------------------------------- ------------------------------ --------- ---------- ---------- ---------- ---------------

The Customer will purchase or advance all the expenses associated with acquisition, setup, installation and hosting of the above software and hardware for the development and maintenance of the Web Site.

                                  CHART OMITTED

                                  CHART OMITTED

                                          NEW RXALTERNATIVE SITE FEATURES
                                                     EXHIBIT A
--------- ------------------------------------- ----------------------------------------------------------------------------------
NO                    DESCRIPTION                                                        NOTE
--------- ------------------------------------- ----------------------------------------------------------------------------------
I         VIRTUAL DOCTOR (VD)
--------- ------------------------------------- ----------------------------------------------------------------------------------
       1  Graphic Animation Using Flash 4.0     Virtual Doctor Picture
          and DHTML

--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  Personalization                       -    Customizing VD according to user profiles
                                                -    Maintaining User Personal Data
--------- ------------------------------------- ----------------------------------------------------------------------------------
       3  Artificial Intelligence behind the    Logic that controls the behavior of VD supported by database. The database
          scene                                 Q/A, product to product interaction, product to symptom relationship, or product to medical problem relationship.
--------- ------------------------------------- ----------------------------------------------------------------------------------
II        SHOPPING CART
--------- ------------------------------------- ----------------------------------------------------------------------------------

       1  Product Naviation                     Product Catalog with description, pictures, price.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  Product Cart                          Cart of Products when customer decides to buy.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       3  Product Search Engine                 The ability to search the products.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       4  Processing                            The processafter customer decides t check-out:  customer data, credit card, and shopping basket will be inserted to database.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       5  Automate Payment Verification         Credit Card will be verified by Credit Card Verification Company like: Cybercash,
                                                PaymentNet, etc.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       6  Data Encryption/Security              Using Security Software provided by Verisign or other vendors to secure the transaction processing
--------- ------------------------------------- ----------------------------------------------------------------------------------
       7  Account History                       The ability to keep User's History in the database, and keep track of them.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       8  Personalization                       The ability to offer certain customers with special products, or same products that they have ordered, or other related products.
--------- ------------------------------------- ----------------------------------------------------------------------------------
III       SEARCH ENGINE
--------- ------------------------------------- ----------------------------------------------------------------------------------

       1  Search Product based on keywords,     The ability to search products based nkeywords, department, or product name department, or product name.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  Search News                           The ability to search News based on keywords
--------- ------------------------------------- ----------------------------------------------------------------------------------
       3  Search Article/Library                The ability to search Articles based on keywords
--------- ------------------------------------- ----------------------------------------------------------------------------------
       4  Search in Encyclopedia                The ability to search Encyclopedia based on keywords
--------- ------------------------------------- ----------------------------------------------------------------------------------
       5  Search Referrals                      The ability to search Referrals based on keywords
--------- ------------------------------------- ----------------------------------------------------------------------------------
IV        DISCUSSION BOARD
--------- ------------------------------------- ----------------------------------------------------------------------------------

       1  General Discussion Topics             The general discussion forum with general topics
--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  'ASK DOCTOR' Discussion Board         The customized discussion board for doctors/specialist with customers.
--------- ------------------------------------- ----------------------------------------------------------------------------------
V         CHAT ROOM
--------- ------------------------------------- ----------------------------------------------------------------------------------
       1  Real Time Discussion between          Real time general discussion with general topics.
          customers, doctors, specialists,
          and customers supports.
--------- ------------------------------------- ----------------------------------------------------------------------------------
VI        REGISTRATION AND VALIDATION PROCESS
--------- ------------------------------------- ----------------------------------------------------------------------------------
       1  Registration Page                     Customers need to register before log-in.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  Log-in Page                           Customers need to log-in before proceeding.
--------- ------------------------------------- ----------------------------------------------------------------------------------
       3  Validation Message (OK/Error)         Error Message or OK Message after log-in.
--------- ------------------------------------- ----------------------------------------------------------------------------------

--------- ------------------------------------- ----------------------------------------------------------------------------------
VII       EMAIL
--------- ------------------------------------- ----------------------------------------------------------------------------------
       1  Mass automate mailing with certain    RxAlternative can automate the mass mailing capability to certain customers or to
          target                                the all customers in the database.
--------- ------------------------------------- ----------------------------------------------------------------------------------
VIII      FEATURED PRODUCT DISPLAY              Display the Feature Products in certain pages
--------- ------------------------------------- ----------------------------------------------------------------------------------
IX        CONTENTS
--------- ------------------------------------- ----------------------------------------------------------------------------------
       1  Article Library                       Contains Articles
--------- ------------------------------------- ----------------------------------------------------------------------------------
       2  News                                  Contains News
--------- ------------------------------------- ----------------------------------------------------------------------------------
       3  Encyclopedia                          Contains Encyclopedia
--------- ------------------------------------- ----------------------------------------------------------------------------------
       4  Books Library                         Contains Books Library
--------- ------------------------------------- ----------------------------------------------------------------------------------
X         SURVEY                                Survey the customer preferences or other things based on the requirements
--------- ------------------------------------- ----------------------------------------------------------------------------------
XI        CUSTOMER SUPPORT                      Using Forms, customers can contact customer support via email.
--------- ------------------------------------- ----------------------------------------------------------------------------------
XII       REFERRAL                              The ability to insert new doctors/specialists into database, customer can search the referrals based on their zip code.
--------- ------------------------------------- ----------------------------------------------------------------------------------

                                    EXHIBIT B

                                      FEES

         In consideration of the Services, the Customer shall issue 750,000 shares (the "Shares") of the Customer's Common Stock to the Developer on a fully diluted basis based on the number of shares issued and outstanding as of the date of this Agreement which are approximately 20,000,000 shares. Therefore, the Shares will represent 4.17% (four and seventeen hundredths percent = 750,000/20,000,000) of the Customer's outstanding common stock for dilution purposes on the date this Agreement is signed and said equity position of 4.17% shall be maintained at no additional cost to the Developer regardless of future new issues of Common Stock or other diluting equity, until the sooner to occur of (i) the Customer's Initial Public Offering (as defined below) or (ii) the fifth anniversary of the date of this Agreement. (An "Initial Public Offering" is any public offering of the Customer's common stock of at least ten million (10,000,000) shares and/or resulting in a market capitalization of at least one hundred million dollars ($100,000,000)).
         The Customer is obligated to register the Shares in any registration statement filed by the Customer with the Securities and Exchange Commission, so that holders of the Shares shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Customer are being sold pursuant to any such registration statement, subject to such lock-up provisions as may be proposed by the underwriter of said registration statement and agreed to by the investors.


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